SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 3, 2002
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Date of Report (Date of earliest event reported)

PepsiCo, Inc.
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(Exact name of registrant as specified in its charter

North Carolina
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(State or other jurisdiction of incorporation)

1-1183 (Commission File Number)	13-1584302 (IRS Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (914) 253-2000

Item 5.	Other Events
The information in Exhibit 99.1 is incorporated herein by reference.
This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on currently available competitive, financial and economic data and our operating plans and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits
99.1	Press Release issued by PepsiCo, Inc. dated December 3, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2002	PepsiCo, Inc.

By:	/S/ THOMAS H. TAMONEY, JR.
Thomas H. Tamoney, Jr.
Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by PepsiCo, Inc. dated December 3, 2002.